============================================================================


                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549


                                 FORM 8-K

             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                    THE SECURITIES EXCHANGE ACT OF 1934



DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):       September 30, 1997
                                                        ------------------



                          THE QUARTZ GROUP, INC.
----------------------------------------------------------------------------
          (Exact name of registrant as specified in its charter)




       Colorado                      33-31068               84-1067075
----------------------------------------------------------------------------
(State or other jurisdiction       (Commission            (I.R.S. Employer
    of incorporation                 File No.)            Identification No.)
     or organization)



3029 S. HARBOR BLVD., SANTA ANA, CALIFORNIA                        92704
----------------------------------------------------------------------------
(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code:(714) 429-5984






                             (NOT APPLICABLE)
----------------------------------------------------------------------------
       (Former name or former address, if changed since last report)




============================================================================

                          THE QUARTZ GROUP, INC.
            (formerly named Brown Disc Products Company, Inc.)


ITEM 1.     CHANGES IN CONTROL OF REGISTRANT

      PRIVATE PLACEMENT OF SECURITIES IN SEPTEMBER 1997

      During the period from September 19, 1997 through September 30, 1997, The Quartz Group, Inc. (the "Company") issued and sold in three related private placement offerings for a total consideration of $900,000 in cash, the following securities: (i) a limited recourse, non-interest bearing promissory note of $750,000 (the "Limited Recourse Note"), (ii) 9,000,000 shares of the Company's common stock and (iii) common stock purchase warrants exercisable at $0.25 per share expiring on September 30, 2002 to purchase an additional 6,500,000 shares of the Company's common stock.

      The securities sold during the period from September 19, 1997 through September 30, 1997 were sold in three related offerings, as follows:

(A) For the cash purchase price of $50,000 paid by two investors, Donna Kull and a corporate entity named Yes Corp., on September 19, 1997 the Company sold a total of 1,000,000 shares of common stock.

(B) For the cash purchase price of $750,000 paid by one investor, John Kull, on September 23, 1997 the Company sold (i) the $750,000 principal amount Limited Recourse Note, (ii) 7,000,000 shares of common stock and (iii) Class E common stock purchase warrants to purchase an additional 6,000,000 shares of common stock exercisable at $0.25 per share expiring on September 30, 2002 (the "Class E Warrants").

(C) For the cash purchase price of $100,000 paid by Christina G. Etchison and Donald P. Etchison, on September 30, 1997 the Company sold (i) 1,000,000 shares of common stock and (ii) Class F common stock purchase warrants to purchase an additional 500,000 shares of common stock exercisable at $0.25 per share expiring on September 30, 2002 (the "Class F Warrants").

      The Limited Recourse Note is payable by the Company only from the first $750,000 in proceeds received from the exercise of Class E and Class F common stock purchase warrants included in these offerings or any other common stock purchase warrants of the Company that were outstanding at September 30, 1997. The Company has the following common stock purchase warrants issued and outstanding at September 30, 1997 (including the Class E and Class F Warrants sold in September 1997) and its obligations under the Limited Recourse Note is limited to proceeds, if any, received from the exercise of such warrants:


                          Common Stock      Exercise Price
Designation of Class  Subject to Warrants     Per Share     Expiration Date
--------------------  -------------------  ---------------  ---------------
Class C warrants          112,350 shares   $0.01 per share    12/15/2000
Class D warrants          410,000 shares   $0.25 per share    12/31/2001
Class E Warrants        6,000,000 shares   $0.25 per share     9/30/2002
Class F Warrants          500,000 shares   $0.25 per share     9/30/2002


      Each of the Class E Warrants and Class F Warrants sold by the Company in September 1997 contain provisions for adjustment of the warrant exercise price and number of shares subject to the warrants to prevent dilution in the event of stock splits, stock dividends or other events affecting outstanding shares of common stock as a class. Class E and Class R Warrants include certain "piggy-back" registration rights under the Securities Act of 1933 (the "Securities Act"). Should the Company file a registration statement for an offering of its securities during the life of the Warrants on Form SB-1, SB-2, S-1, S-2 or S-3, or any form substituted therefor, the Company is obligated to include in such registration (unless otherwise directed by the respective Warrant holders) all of the Class E and Class F Warrants and shares of common stock issued or issuable upon the exercise of such Warrants. In the event such a registration statement covers a proposed underwritten public offering of securities for the account of the Company, and the underwriter of the offering determines that registration of the Warrants and underlying common shares would interfere with the offering, the Warrant holders are obligated as a condition of registration to agree to a "lock-up" commitment that they will not sell their securities for a period of up to six months after registration without the prior consent of the underwriter.

      All of the instruments evidencing the securities issued by the Company in its September 1997 private placement offering bear restrictive legends under the Securities Act, and were issued in reliance upon an exemption from the registration requirements of the Securities Act for transactions not involving a public offering provided by Section 4(2) of the Securities Act. No underwriting fees or commissions were paid by the Company in connection with these transactions.

      CHANGE IN CONTROL

      Due to the transactions described above, there has been a change in control of the Company. As of September 30, 1997, and after taking into account all securities issued by the Company subsequent to March 31, 1997 (see
Item 5 of this Report), the Company had 16,079,800 shares of its common stock issued and outstanding. Accordingly, the 7,000,000 shares of common stock included in the securities purchased by John Kull on September 23, 1997 represent approximately 43.5% of the currently outstanding common stock; the 500,000 shares of common stock purchased by Donna Kull represent approximately 3.1% of the outstanding common stock; the 500,000 shares of common stock purchased by Yes Corp. represent approximately 3.1% of the outstanding common stock; and the 1,000,000 shares of common stock included in the securities purchased by Christina G. Etchison and Donald P. Etchison represent approximately 6.2% of the outstanding common stock.

      The Company has been advised that Donna Kull is the spouse of John Kull and that the President of Yes Corp., Andrew Kull, is the son of John Kull. The business address of John Kull and Donna Kull is 15 Weatherstone Way,
Smithtown, New York 11787.   The business address of Yes Corp. is 175-M
Commerce Drive, Hauppauge, New York 11788.  The business address of Christina
G. Etchison and Donald P. Etchison is 552 Masalo Place, Lake Mary, Florida
32746.

      If John Kull were to elect to exercise all of his 6,000,000 Class F Warrants at a total cost of $1,500,000 (i.e., $0.25 per warrant), the total pro forma shares of common stock outstanding, assuming no other shares of common stock were issued, would increase to 22,079,800 shares. In such event the ownership of outstanding common stock by John Kull would increase on a pro forma basis as of September 30, 1997 to 13,000,000 shares, or approximately 58.9% of the shares outstanding on a pro forma basis, and the aggregate ownership of outstanding common stock by John Kull, Donna Kull and Yes Corp. would increase on a pro forma basis as of September 30, 1997 to 14,000,000 shares, or approximately 63.4% of the shares outstanding on a pro forma basis. Due to the terms of the Limited Recourse Note described above, the Company would be obligated to pay the first $750,000 in proceeds realized from the exercise of Class F Warrants by John Kull to repayment of the Limited Recourse Note obligation (except to the extent the Limited Recourse Note had been paid from proceeds of other warrants exercised, if any).

      If Christina G. Etchison and Donald P. Etchison were to elect to exercise all of their 500,000 Class E Warrants at a total cost of $125,000 (i.e., $0.25 per warrant), the pro forma total shares of common stock outstanding, assuming no other shares of common stock were issued, would increase to 16,579,800 shares and their ownership of the outstanding common stock would increase on a pro forma basis as of September 30, 1997 to 1,500,000 shares, or approximately 9.0% of the shares outstanding on a pro forma basis.

      There are no arrangements or understandings among John Kull, Donna Kull, Yes Corp. or Christina G. Etchison and Donald P. Etchison, on the one hand, and either the Company or members of the Company's management, on the other hand, with respect to the election of the Company's directors or other matters. In view of the number of shares owned by John Kull and represented by Class F Warrants owned by John Kull, Mr. Kull has the power to control the election of directors and other matters that may be presented to shareholders for a vote by outstanding shares of common stock.


ITEM 5.     OTHER EVENTS.

SUMMARY OF SECURITIES ISSUED FROM APRIL 1, 1997 THROUGH SEPTEMBER 30, 1997

      The following table summarizes equity securities of the Company that were issued and outstanding at March 31, 1997 and September 30, 1997, respectively:


                                      Number of Shares or Warrants Outstanding
                                  -------------------------------------------------
                                                       Changes
                                   Outstanding          During          Outstanding
                                       at             the Period             at
 Class or Series                  March 31, 1997       (NOTE 1)        Sept 30, 1997
 -----------------------------    --------------     -------------     -------------
 Series A Redeemable Preferred
    stock, no par value,
    liquidation preference
    $11.00 per share (NOTE 2) ....       12,613              -0-             12,613

 10% Series B Convertible
    Preferred stock, no par
    value, liquidation
    preference $5.00 per
    share (NOTE 3) ...............        6,000            (4,000)            2,000

 Common stock, no par value ......    5,729,837        10,349,963        16,079,800

 Common Stock Purchase Warrants:
    Class A warrants (NOTE 4) ....    2,000,000        (2,000,000)              -0-
    Class B warrants (NOTE 5) ....    1,000,000        (1,000,000)              -0-
    Class C warrants (NOTE 6) ....      112,350               -0-           112,350
    Class D warrants (NOTE 7) ....      410,000               -0-           410,000
    Class E warrants (NOTE 8) ....          -0-         6,000,000         6,000,000
    Class F warrants (NOTE 9) ....          -0-           500,000           500,000



(1) In addition to the changes shown in the table, during the period the Company issued common stock purchase warrants to purchase up to 252,500 shares of its common stock exercisable at $0.01 per share expiring on December 31, 2001. All of such warrants were exercised during the period covered by the table.

(2) Holders of Series A redeemable preferred stock are entitled to be paid the full liquidation preference of their shares prior to payment of any dividends to holders of common stock. Additionally, holders of Series A redeemable preferred stock have the option of converting such shares into common stock at the rate of five shares of common stock for each share of Series A redeemable preferred stock at any time after June 4, 1998. Under mandatory redemption provisions, the Company is required to redeem the Series A redeemable preferred stock, based on earnings, during the period June 30, 1994 through June 30, 1998. The number of shares required to be redeemed in any one year is equal to 50% of the Company's net income after taxes, less all debt service payments to certain senior classes of debt holders, divided by a redemption price of $11 per share. To date, the Company has not incurred any obligation to redeem Series A redeemable preferred stock since it has incurred net losses in each year since the Series A redeemable preferred stock was issued.

(3) Holders of 10% Series B convertible preferred stock are entitled to be paid cumulative dividends at the rate of $0.50 per share per annum prior to payment of any dividends to holders of common stock. Holders of Series B convertible preferred stock have the option, at any time prior to redemption, of converting such shares into common stock at the rate of ten shares of common stock for each share of Series B convertible preferred stock. The Company has no mandatory redemption obligations as to Series B preferred shares and may call the same for redemption, at the Company's option, at $5.00 per share plus any accrued and unpaid dividends. To date, the Company has not declared any dividends on Series B preferred stock.

(4) Class A Warrants were exercisable at a price of $0.25 per share of common stock until expiration on September 7, 2000. As noted below, all Class A warrants have been surrendered for cancellation by the Company.

(5) Class B Warrants were exercisable at a price of $0.10 per share of common stock until expiration on September 7, 2000. As noted below, all Class B warrants have been surrendered for cancellation by the Company.

(6) Class C Warrants are exercisable at a price of $0.01 per share of common stock until expiration on December 15, 2000.

(7) Class D Warrants are exercisable at a price of $0.25 per share of common stock until expiration on December 31, 2001.

(8) Class E Warrants are exercisable at a price of $0.25 per share of common stock until expiration on September 30, 2002.

(9) Class F Warrants are exercisable at a price of $0.25 per share of common stock until expiration on September 30, 2002.


      The transactions that occurred during the period from April 1, 1997 through September 30, 1997 that resulted in the changes summarized in the above table are as follows:

      ISSUANCE OF 838,200 SHARES OF COMMON STOCK
      PURSUANT TO STOCK AWARD PLANS

      In April 1997, the Company's Board of Directors adopted the Company's 1997 Stock Award Plan ("Award Plan I") covering up to 500,000 shares of the Company's common stock. Under Award Plan I, the Board of Directors is authorized to grant shares of the Company's common stock to selected officers, directors, employees and consultants who satisfy the definition of "employee" for purposes of an "employee benefit plan" as those terms are defined in Rule 405 under the Securities Act of 1933. The shares subject to Award Plan I were registered under the Securities Act of 1933 pursuant to a Registration Statement on Form S-8, Commission File number 333-25985, filed by the Company on April 25, 1997. The effective date of Award Plan I was April 1, 1997. Award Plan I will remain in effect until December 31, 2000 or until all 500,000 shares subject to that Plan have been awarded, whichever first occurs.

      In August 1997, the Company's Board of Directors adopted the Company's 1997-II Stock Award Plan ("Award Plan II") covering up to 500,000 shares of the Company's common stock. Under Award Plan II, the Board of Directors is authorized to grant shares of the Company's common stock to selected officers, directors, employees and consultants who satisfy the definition of "employee" for purposes of an "employee benefit plan" as those terms are defined in Rule 405 under the Securities Act of 1933. The shares subject to Award Plan II were registered under the Securities Act of 1933 pursuant to a Registration Statement on Form S-8, Commission File number 333-33959, filed by the Company on August 19, 1997. The effective date of Award Plan II was August 18, 1997. Award Plan II will remain in effect until December 31, 2000 or until all 500,000 shares subject to that Plan have been awarded, whichever first occurs.

      During the period from April 1, 1997 through September 30, 1997, the Company issued 490,000 shares of common stock to officers, directors, employees and consultants under Award Plan I and 348,200 shares of common stock to officers, directors, employees and consultants under Award Plan II, as follows:

                                                                           Dollar
   Date of          Number of                                            Valuation
Stock Issuance    Common Shares  Type of Services Compensated            of Award
---------------   -------------  --------------------------------      -----------
AWARD PLAN I:
April 29, 1997        40,000     Management consulting services        $    8,000
April 29, 1997        20,000     Legal services                            10,000
April 29, 1997        10,000     Legal services                             5,710
April 29, 1997        10,000     Employee quality control manager           2,000
April 29, 1997        20,000     Legal services                            10,000
April 29, 1997       300,000     Management consulting services           150,000
June 24, 1997         20,000     Legal services                            10,000
June 10, 1997         10,000     Services of officer (NOTE A)               5,000
June 10, 1997         50,000     Services of former officer (NOTE B)       25,000
July 7, 1997          10,000     Sales representation services              2,000
                  ----------                                           ----------
    Totals           490,000                                           $  227,710
                  ==========                                           ==========
AWARD PLAN II:
August 15, 1997       80,000     Management consulting services        $   50,000
August 18, 1997        4,000     Insurance agent services                   2,000
August 28, 1997       25,000     Public relations services                 12,000
Sept 5, 1997          12,600     Product pricing services                   6,300
Sept 22, 1997          5,000     Employee bonus compensation                2,500
Sept 22, 1997        200,000     Public relations services                 50,000
Sept 25, 1997         21,600     Management consulting services            10,000
                  ----------                                           ----------
    Totals           348,200                                           $  132,800
                  ==========                                           ==========

-------------------------------
(A) Such shares were issued to Daryl Silversparre, an officer and director of the Company, in consideration of his services as an officer of the Company for the period from January 1, 1997 through June 30, 1997.

(B) Such shares were issued to Ronald H. Cole, a former officer and director of the Company. In connection with this transaction, Mr. Cole surrendered 1,000,000 Class A common stock purchase warrants of the Company for cancellation. See "Cancellation of 2,000,000 Class A Warrants, 1,000,000 Class B Warrants and Issuance of 252,500 Restricted Shares of Common Stock" below.


      ISSUANCE OF 40,000 SHARES OF COMMON STOCK UPON EXERCISE OF CONVERSION RIGHTS AS TO 4,000 SHARES OF SERIES B CONVERTIBLE PREFERRED STOCK

      The Company has outstanding shares of its 10% Series B convertible preferred stock (see NOTE 3 to the above table summarizing changes in outstanding shares during the period from April 1, 1997 through September 30,
1997). Holders of Series B convertible preferred stock have the option, at any time prior to redemption, of converting such shares into common stock at the rate of ten shares of common stock for each share of Series B convertible preferred stock.

      During May and June, 1997, the Company issued 40,000 shares of common stock upon the exercise of conversion rights by two holders of an aggregate 4,000 shares of Series B Convertible Preferred stock. The 40,000 shares of common stock issued by the Company were released of resale restrictions under the Securities Act in reliance upon Rule 144 promulgated under the Securities Act.


      CANCELLATION OF 2,000,000 CLASS A WARRANTS, 1,000,000 CLASS B WARRANTS AND ISSUANCE OF 252,500 RESTRICTED SHARES OF COMMON STOCK

      As noted in the Company's prior filings with the Securities and Exchange Commission, the Company had outstanding an issue of Class A common stock purchase warrants exercisable at a price of $0.25 per share expiring on September 7, 2000 and an issue of Class B common stock purchase warrants ("Class B Warrants") exercisable at a price of $0.10 per share expiring on September 7, 2000.

      The Company previously reported in its Report on Form 10-QSB for the quarter ended March 31, 1997 that the President of the Company, David J. Lopes, agreed on March 17, 1997 to surrender for cancellation 500,000 Class A Warrants as a contribution to the capital of the Company.

      The Company's Report on Form 10-QSB for the quarter ended March 31, 1997 further noted that (i) Ronald H. Cole, a former officer and director of the Company, agreed on March 19, 1997 to surrender for cancellation 1,000,000 Class A Warrants in exchange for the issuance by the Company of 50,000 shares of the Company's common stock and the transfer to Mr. Cole of all of the Company's rights to the trademark "Channel Soft", the Internet World Wide Web URL address "channelsoft.com" and any software previously developed by the Company for use with the Channel Soft tradename; and (ii) Daryl Silversparre, an officer and director of the Company, agreed on March 19, 1997 to surrender for cancellation 500,000 Class A Warrants and 1,000,000 Class B Warrants in exchange for the issuance by the Company of 250,000 shares of the Company's common stock.

      The previously reported agreement with Ronald H. Cole was amended, effective as of June 10, 1997, to provide that the Company would issue 50,000 shares of common stock to Mr. Cole under the Company's Award Plan I (described above) as compensation for his services as a former officer and director. In consideration of that stock issuance and the transfer to Mr. Cole of all of the Company's rights to the trademark "Channel Soft", the Internet World Wide Web URL address "channelsoft.com" and any software previously developed by the Company for use with the Channel Soft tradename, Mr. Cole surrendered for cancellation 1,000,000 Class A Warrants.

      The previously reported agreement with Daryl Silversparre was amended, effective July 15, 1997, to provide that Mr. Silversparre would surrender for cancellation 500,000 Class A Warrants and 1,000,000 Class B Warrants in exchange for the issuance by the Company to Mr. Silversparre of common stock purchase warrants covering 252,500 shares of the Company's common stock exercisable at $0.01 per share and expiring on December 31, 2001. In consideration of that amended agreement, Mr. Silversparre surrendered for cancellation 500,000 Class A Warrants and 1,000,000 Class B Warrants. On July 15, 1997, Mr. Silversparre elected to exercise all of the $0.01 common stock purchase warrants and paid the Company the applicable cash exercise price of $2,525. The Company then issued 252,500 shares of its common stock to Mr. Silversparre pursuant to the exercise of such warrants issued under the terms of the amended agreement. The certificates evidencing the 252,500 shares of common stock issued by the Company bear a restrictive legend under the Securities Act, and were issued in reliance upon an exemption from the registration requirements of the Securities Act for transactions not involving a public offering provided by Section 4(2) of the Securities Act.

      No underwriting fees or commissions were paid by the Company in connection with the transactions involving Messrs. Lopes, Cole and Silversparre.


      ISSUANCE OF 219,263 RESTRICTED SHARES OF COMMON STOCK IN VARIOUS PRIVATE PLACEMENT TRANSACTIONS

      During the period from June through September 1997, the Company issued and sold a total of 219,263 shares of its common stock in the following private placement transactions:

A) A total of 40,000 shares were issued at a valuation of $10,000 ($0.25 per share) on June 9, 1997 to Gerald J. Werre, Dolores R. Werre, Diana
      R. Clegg and Jack Werre, as tenants in common, in consideration of a $60,000 short-term loan due on June 24, 1997 extended to the Company by Gerald J. Werre and in payment of interest on the loan. The principal amount of the loan was paid in full by a cash payment in October 1997.

B) 50,000 shares were issued at a valuation of $20,000 ($0.40 per share) on June 9, 1997 for sales representation services over a period of one year to be rendered by a consultant to the Company.

C) 100,000 shares were issued at a valuation of $10,000 ($0.40 per share) on June 24, 1997 in satisfaction of financial consulting services to be provided to the Company by Trinity Funding.

D) 4,263 shares were issued at a valuation of $2,002 ($0.47 per share) on July 11, 1997 in payment of an accrued liability in that amount due to a temporary staffing agency.

E) 25,000 shares were issued on September 3, 1997 upon the conversion into common stock of a total of $10,000 in secured loans extended to the Company by two individuals on September 1, 1997. Each of these loans was for $5,000 maturing on September 1, 1998, was to bear interest at the rate of 1.5% per month, and was secured by the accounts receivable of the Company. The Company's obligations under these loans was fully discharged by the conversion of the loans into common stock.

      All of the certificates representing 219,263 shares of common stock described above bear restrictive legends under the Securities Act, and were issued in reliance upon an exemption from the registration requirements of the Securities Act for transactions not involving a public offering provided by
Section 4(2) of the Securities Act. No underwriting fees or commissions were paid by the Company in connection with these transactions.


      ISSUANCE OF 9,000,000 RESTRICTED SHARES OF COMMON STOCK, $750,000 LIMITED RECOURSE NOTE, 6,000,000 CLASS E WARRANTS AND 500,000 CLASS F WARRANTS IN SEPTEMBER 1997 PRIVATE PLACEMENT TRANSACTION

      Reference is made to the discussion in Item 1 of this Report under the caption "Private Placement of Securities in September 1997".


ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

(c)   EXHIBITS:

      The following exhibits are filed with this Report:

**   Designates exhibits incorporated by reference to prior filings with the
Securities and Exchange Commission.


Exhibit
Number  Description
------  ---------------------------------------------------

10.25.1 Subscription Agreement for the sale by Registrant of 1,000,000 shares of Common Stock and 500,000 Class F Common Stock
        Purchase Warrants for $100,000 to Christina G. Etchison and
        Donald P. Etchison.

10.25.2 Form of Registrant's Class F Common Stock Purchase Warrants covering 500,000 shares of common stock exercisable at $0.25 per share expiring on September 30, 2002.

10.26.1 Subscription Agreement for sale by Registrant of $750,000
        Limited Recourse Promissory Note, 7,000,000 shares of Common
        Stock and 6,000,000 Class E Common Stock Purchase Warrants for
        $750,000 to John Kull.

10.26.2 Form of Registrant's Limited Recourse Promissory Note in the principal amount of $750,000.

10.26.3 Form of Registrant's Class E Common Stock Purchase Warrants covering 6,000,000 shares of common stock exercisable at $0.25 per share expiring on September 30, 2002.

10.27.1 Subscription Agreement for the sale by Registrant of 500,000 shares of Common Stock for $25,000 to Donna Kull.

10.27.2 Subscription Agreement for the sale by Registrant of 500,000 shares of Common Stock for $25,000 to Yes Corp.

** 10.28 Registrant's 1997 Stock Award Plan (incorporated by reference to Exhibit 4.1 filed on April 25, 1997 with the Registrant's
                 Registration Statement on Form S-8, Commission File number
                 333-25985).

                                    -8-

** 10.29 Registrant's 1997-II Stock Award Plan (incorporated by reference to Exhibit 4.1 filed on August 19, 1997 with the Registrant's Registration Statement on Form S-8, Commission
                 File number 333-33959).

10.30.1 Agreement dated July 15, 1997 to Tender 1,000,000 Class B
        Common Stock Purchase Warrants and 500,000 Class A Warrants In
        Exchange for 252,500 Common Stock Purchase Warrants at $0.01
        Per Share between the Registrant and Daryl Silversparre.

10.30.2 Form of $0.01 Common Stock Purchase Warrants issued by the
        Registrant to Daryl Silversparre and exercised on July 15,
        1997.

10.31 Promissory Note dated April 1, 1997 issued in the principal amount of $60,000 by Registrant to Jerry Werre.

10.32 Promissory Note dated September 1, 1997 issued in the principal amount of $5,000 by Registrant to Roger Rengler and converted into 12,500 shares of Registrant's common stock.

10.33 Promissory Note dated September 1, 1997 issued in the principal amount of $5,000 by Registrant to Sharon Ellis and converted into 12,500 shares of Registrant's common stock.



                                SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  October 17, 1997


                                  THE QUARTZ GROUP, INC.
                                     (Registrant)


                                  By: /s/  David J. Lopes
                                      -----------------------------
                                      David J. Lopes, President
                                        Chief Executive Officer,
                                        Chief Financial Officer
                                        and Chief Accounting Officer




                                    -9-